Investor Conference November 2, 2018 Exhibit 99.1

https://hayes502.box.com/s/p85oqp372zhvvnbcdhsiyj8y7aq0e0ls Opening Video

# Agenda

| | |
|---|---|
| ▪ Forward Looking Statements | Nick Zangari |
| ▪ Welcome and Introduction of Presenters | Bill Carstanjen |
| ▪ Company Overview and the Case for Investing | Bill Carstanjen |
| ▪ Segment Overviews and Growth Strategies | |
| - The Kentucky Derby | Kevin Flanery |
| - TwinSpires | Bill Mudd |
| - Casino Properties | Austin Miller |
| ▪ Additional Growth Opportunities | Bill Carstanjen |
| ▪ Financial Highlights and Insights | Marcia Dall |
| ▪ Questions and Answers | |
| ▪ Closing Remarks | Bill Carstanjen |

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Forward Looking Statements

Forward-Looking Statements Information set forth in this presentation contains various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), which provides certain “safe harbor” provisions. All forward-looking statements made in this presentation are made pursuant to the Act. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “should,” “would,” “estimate,” “may,” “project,” and similar words, although some forward-looking statements are expressed differently. The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Such risks and uncertainties and other factors include, but are not limited to: economic conditions on discretionary spending; additional or increased taxes and fees; public perceptions or lack of confidence in the integrity of our business; loss of key or highly skilled personnel; restrictions in our debt facilities limiting our flexibility to operate our business; catastrophic events and system failures disrupting our operations; security breaches and other security risks related to our technology, personal information, source code and other proprietary information; and other risks and uncertainties described in our reports on Form 10-K, Form 10-Q and Form 8-K filed with the Securities and Exchange Commission. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. 5

This presentation includes certain “non-GAAP financial measures” as defined in the Securities and Exchange Commission’s Regulation G. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures is included in the appendix of this presentation. Use of Non-GAAP measures

Welcome and Introduction of Presenters

Bill Carstanjen Chief Executive Officer Marcia Dall EVP & Chief Financial Officer Bill Mudd President & Chief Operating Officer Chief Executive Officer since Sept. 2014; Director since 2015 President and COO, Mar. 2011 – Sept. 2014; COO, Jan. 2009 – Mar. 2011 EVP, General Counsel & Chief Development Officer, July 2005 – Jan. 2009 Former Executive of GE Began career as attorney with Cravath, Swaine, & Moore LLP in NYC Columbia Law School Chief Financial Officer since Oct. 2015 Public company Chief Financial Officer for Erie Insurance Group / Erie Indemnity (Nasdaq: ERIE), Mar. 2009 to Oct. 2015 20+ year tenure with GE / GE Capital in finance / operational leadership roles B.S. in Accounting – Indiana University; Masters of Management – Kellogg School of Management at Northwestern University; CPA Chief Operating Officer since Sept. 2015 President and Chief Financial Officer, Aug. 2014 – Oct. 2015 Chief Financial Officer from Oct. 2007 to Aug. 2014 15 year multi-industry, multi-business background with GE Former Captain in the U.S. Army Reserves B.A. in Mathematics from Bellarmine University; M.B.A Investor Day Presenters

Kevin Flanery SVP, President Churchill Downs Racetrack Nick Zangari VP, Investor Relations, Treasury, and Risk Management Austin Miller SVP, Casino Operations President of Churchill Downs Racetrack since July 2009 (13th in history) SVP – National Public Affairs and Communications from Mar. 2008 - July 2009 Former President and COO of Hagan Properties Previously Secretary of Finance and Administration Cabinet of Kentucky and Deputy Secretary and Legislative Liaison for Kentucky’s Transportation Cabinet B.A. from Bellarmine University; J.D. from University of Kentucky College of Law VP – Treasury, Investor Relations, and Risk Management since July 2017 Sr. Director – Financial Planning and Analysis from Sept. 2016 - July 2017 12 year background with Morgan Stanley B.S. in Finance and International Business from Penn State; M.B.A. from New York University SVP, Gaming Operations since Aug. 2013 President of Calder Casino from 2010 - 2013 and Fair Grounds Race Course & Slots from 2007 - 2010 16 years of prior casino experience B.A. from University of Minnesota – Twin Cities Investor Day Presenters

Strategy Overview and the Case for Investing

The Kentucky Derby The longest continuously held annual sporting event in the United States Company Overview

Company Overview TwinSpires.com The largest, legal online wagering platform in the U.S. BET ANYWHERE, ANYTIME BET ANYWHERE, ANYTIME Bet on racetracks all around the world. TOP RACING DATA Leading source of online data SIMPLE, FAST WAGERING Place multiple bets at a time LIVE STREAMING Be a part of the action BET LIKE A PRO Get the inside edge with leading handicapping information EARN CASH Earn cash bonuses to bet on the races

Company Overview Regional Casino Properties Seven casinos located in six states with ~8,000 gaming positions and three hotels 14 off-track betting facilities (OTBs) with 12 offering video poker

Iconic asset - The Kentucky Derby Industry leading, diversified business platforms Continuous organic growth opportunities Ongoing expansion opportunities Strong balance sheet and financial performance Proven management team The Case For Investing

Iconic asset - The Kentucky Derby The Case For Investing The magic and mystique of The Kentucky Derby is irreplicable – creating once-in-a-lifetime experiences for our guests

Industry leading, diversified business platforms The Case For Investing The Kentucky Derby First of three Triple Crown events delivering: highest attendance highest wagering consistent profitable growth over the past nine years TwinSpires Largest legal online wagering platform in the U.S. Multiple brands providing best in class betting experience Casino Properties Local focus provides growth delivering industry leading regional casino margins Diverse regional portfolio in six states providing market access for sports betting and iGaming opportunities

Continuous organic growth opportunities The Case For Investing Create and enhance guest experiences to enable greater pricing differentiation Capital investments to convert general admission guests to reserved seating Expand Derby Week offerings and attractions Leverage “Roads to the Derby” to attract additional sponsorships Expand Japan Road to the Derby and European Road to the Derby Best in class racing content access and data driven marketing strategy capitalizes on major race dates, including The Kentucky Derby Modest, disciplined capital investments to expand facilities and optimize return on invested capital The Kentucky Derby TwinSpires Casino Properties

The Case For Investing

# Ongoing expansion opportunities

| | |
|---|---|
| Historical Racing Machines | Derby City Gaming – 900 machine facility opened in Louisville, KY on Sept. 14, 2018<br>Oak Grove – Potential for up to 1,500 machine facility in Oak Grove, KY (~1 hour north of Nashville, TN) if approved by Kentucky Horse Racing Commission<br>Potential to add 1,100+ additional machines at Derby City Gaming or Churchill Downs |
| M&A | Targeting to close Presque Isle and Nemacolin acquisitions by Dec. 31, 2018<br>Announced joint venture to acquire at least 50.1% of Rivers Casino Des Plaines in Chicago, Illinois<br>Disciplined buyer of strategic brick-and-mortar gaming assets |
| Sports Betting and iGaming | BetAmerica self service Sportsbooks opened Aug. 2018 at Riverwalk and Harlow's Casinos in Mississippi<br>Targeting to launch mobile BetAmerica Sportsbook in New Jersey in 4Q'18<br>Plan to launch mobile BetAmerica Sportsbook and iGaming in Pennsylvania in 2019 |

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Strong balance sheet and financial performance The Case For Investing Low leverage provides financial flexibility Strong free cash flow Consistent growth in Adjusted EBITDA from continuing operations Disciplined project capital investment to generate industry leading return on invested capital

Proven management team The Case For Investing Proven, results driven leadership team focused on creating shareholder value over the long-term CDI team has unique combination of diverse, yet complementary strengths and talents Average tenure at CDI is ~10 years Racing site leaders have an average of ~21 years of racing experience Gaming site leaders have an average of ~19 years of gaming industry experience Online gaming leaders have an average of ~13 years of real-money mobile and online gaming and sports betting experience

The Case For Investing

# Strong Board of Directors

**Alex Rankin**
- Chairman, Independent
- Director since 2008
- Chairman of the Board of Sterling G. Thompson Company, LLC
- President of Upson Downs Farm, Inc.
- Chairman of James Graham Brown Foundation

**Bill Carstanjen**
- Director since 2015
- CDI President and COO, 2011 – 2014; COO, 2009 - 2011
- CDI EVP, General Counsel & Chief Development Officer, 2005 - 2008
- Former Executive of GE
- Began career as attorney with Cravath, Swaine, & Moore LLP in NYC

**Robert Fealy**
- Director since 2000
- Managing Director of Limerick Investments, LLC
- Previously President, COO, and Director of The Duchossois Group

**Richard Duchossois**
- Director Since 2000
- Founder and former Chairman of The Duchossois Group, Inc.
- Managed diverse group of companies with >5,000 employees worldwide

**Daniel Harrington**
- Director since 1998
- Chair of Audit Committee
- President and CEO of HTV Industries, Inc.
- Extensive financial, accounting, and Chief Executive experience

**Doug Grissom**
- Director since 2017
- Managing Director and Head of Madison Dearborn Partners' Business & Government Software and Services team
- Previously with Bain Capital, McKinsey & Company and Goldman Sachs

**Ulysses Bridgeman, Jr.**
- Director since 2012
- Owner and CEO of Heartland Coca-Cola Bottling Company,
- Previously owner & CEO of various companies operating over 450 restaurants in 20 states

**Karole Lloyd**
- Director since 2018
- Retired Vice Chair and Southeast Regional Managing Partner for Ernst & Young LLP
- Handled mergers, IPOs, acquisitions, and divestures for EY

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The Kentucky Derby

The Kentucky Derby 144 Years of evolving tradition! The Kentucky Derby is an Iconic and Irreplaceable Asset 1875 - Opened by Meriwether Lewis Clark, Jr. 1895 – The Twin Spires are built 1902 – Matt Winn takes charge & makes a profit

The Kentucky Derby The Kentucky Derby utilizes the mystique and magic of Churchill Downs to create unique experiences for our guests Historic Americana Sophisticated Luxury Contagious Excitement

The Kentucky Derby

# The Kentucky Derby
# Guest Profile

**Attracts guests from across the U.S. and internationally**

**Attracts all demographics**

| | Reserved Seating | General Admission | Instagram and Facebook Followers |
|---|---|---|---|
| Average Age | 53 | 35 | Most Significant Age Cohort 25-44 |
| Other Demographics | Household income ~$140K/year<br>Net Worth ~$1.4 million | 45% college degree<br>49% traveled >200 miles | ~70% female |

Source: 2018 Kentucky Derby Survey

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The Kentucky Derby Week continues to set records $ in millions In millions of viewers at Peak ‘14 ‘15 ‘16 ‘17 ‘18 ‘14 ‘15 ‘16 ‘17 ‘18 ‘14 ‘15 ‘16 ‘17 ‘18 The Kentucky Derby 2nd all time high 4th consecutive all time high 17.5 19.1 17.9 17.9 15.3 $311 $254 $263 $267 $285 375 In thousands 377 349 365 349 Derby Week Attendance All Sources Wagering NBC Viewership During Derby Race

The Kentucky Derby Week has delivered 9 consecutive years of record Adjusted EBITDA Decrease from ‘08 to ‘09 due to ticketing process issue - not recession The Kentucky Derby

The Kentucky Derby Growth Strategy Leverage unique experiences and make strategic capital investments Enhance guest experience to enable pricing differentiation for ~60,000 reserved seats Execute capital investments to enable segmentation of ~110,000 guests who do not have a reserved seat Expand Derby Week offerings and attractions Attract additional sponsorships Expand European Road to Derby and Japan Road to Derby The Kentucky Derby

Nearly $170 million in major capital improvements at Churchill Downs in past nine years 2010Permanent Lighting for Track 2013 Paddock Plaza and The Mansion Big Board and Grandstand Pavilion Winners Circle Suites and The Courtyard Stakes Room and Turf Club Loft at Aristides Lounge and 2nd Floor Clubhouse Starting Gate Suites and Colonnade, Parking, and Transportation Project The Kentucky Derby Major Capital Improvements at Churchill Downs Since 2010

Rooftop Lounge Infield Gate Colonnade Future build-out of facility supports long-term growth of The Kentucky Derby 2019 Hotel Premium renovations 1st Turn building Paddock Grandstand amenities Infield seating Future Concepts The Kentucky Derby Rooftop Lounge Infield Gate Colonnade

Total Derby Week CAGR= 8.7% 2016 2017 Derby Week Revenue 2018 2015 2014 Ticketing CAGR 9.8% The Kentucky Derby Ticketing remains significant driver of Derby Week revenue Ongoing buildout of facility enhances guest experiences and enables greater pricing differentiation Adding additional capacity provides reserved seating for general admission guest conversion Monitoring the secondary market pricing provides insights into pricing elasticity

Our strategy is to align with partners that exemplify The Kentucky Derby The Kentucky Derby Brown-Forman Presenting sponsor of The Kentucky Derby 5-year agreement through 2022 Longines Presenting sponsor of The Kentucky Oaks 5-year agreement through 2022

The Kentucky Derby Historically focused on single brand within diverse categories of sponsors Now successfully integrating complimentary brands within a category 2018 Sponsors 2017 2018 Beer Sponsorship Revenue 47% Growth 2019E

The Kentucky Derby Multi-year sponsorships with staggered renewals supports long-term profitability and stability of earnings 99% of 2018 sponsorship revenue dollars is contractually committed for 2019 Building relationships with new sponsors in the pipeline to grow sponsorship revenue for 2019 2019 Sponsorship Update

Three unique Roads to the Derby for a horse to qualify in one of 20 coveted Derby starting positions The Kentucky Derby Started in 2016 Horses compete for one Derby starting position through four Japanese races Announced in 3Q’17 Horses compete for one Derby starting position through seven European races European Japan Started in 2012 Horses compete for a Derby starting position through 35 races from September through April United States New customers for the Derby Additional wagering Provides extended marketing opportunity for sponsors Growth Potential

The Kentucky Derby We have an experienced leadership team focused on The Kentucky Derby Proven, results driven leadership team focused on growing Adjusted EBITDA over the long-term The Churchill Downs team has a diverse set of strengths and talents President has a legal background, state government experience, and served as president and COO of a real estate company General Manager has prior experience with the PGA of America running major events including the PGA Championship Vice President – Ticketing Strategy has prior major league baseball ticketing strategy and execution experience Senior Director – Finance has 30+ years of experience

TwinSpires

TwinSpires

# TwinSpires delivers handicapping data, live race video, and best in class betting

## Overview

Launched in 2007

Official mobile betting partner of the Kentucky Derby, the Breeders' Cup World Championships, and Churchill Downs Racetrack

Benefits from CDI ownership of United Tote and Brisnet

UNITEDTOTE brisnet.com the handicapper's edge

## Key metrics[1]

$ in millions

| | |
|---|---|
| Wagering | $1,386 |
| Revenue | $287 |
| Adj. EBITDA | $72 |

[1] 2018 TTM actuals as of 9/30/18; Includes BetAmerica and Velocity

## Multiple brands leverage infrastructure

twinspires BETAMERICA

*White label brands*

KEENELAND SELECT OAKLAWN ANYWHERE

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U.S Horseracing Total Wagering U.S. Online Wagering Online Wagering TwinSpires Online Wagers1 as % of Total Horseracing Wagers Online horseracing wagering has potential for additional market penetration 1 ADW excludes Velocity wagering Total Horseracing Wagers in the United States $ in Billions 2008-18 (2.0)% 10.7% 32% 10% 2016-18 2.3% 10.0% CAGR

$ in millions TwinSpires handle has grown significantly over the past decade Elimination of Texas wagers after Sept. 2013 Illinois wagers halted for 1H’13 Launched TwinSpires in April 2007 29% CAGR TwinSpires 1 1 Based on trailing twelve months ended September 30, 2018

We are attracting new fans and younger fans to horseracing Based on survey of August 2017 new customers 20% wager regularly at a Race Track or OTB TwinSpires Registration Year Median New Player Age New Fans

TwinSpires TwinSpires’ strategic advantages Linkage to The Kentucky Derby and the other Triple Crown / Breeders’ Cup events Inexpensively acquire new customers each year with an affinity for horseracing Leverage premier content from The Kentucky Derby to acquire other horseracing content Business intelligence analytics Utilize analytics on customer behavior to drive efficient customer acquisition, retention and activation Differentiate VIP relationships to build loyalty and retention Unique ability to create once in a lifetime experiences at The Kentucky Derby Customer relationships Management team Significant online wagering experience in Europe and the U.S. Deep technology expertise throughout core team

TwinSpires

# TwinSpires offers betting on 132,000 races at 330 racetracks 365 days a year

Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec

## Road to Kentucky Derby

Tampa Bay Downs – Tampa Bay Derby
Kentucky Oaks
Dubai World Cup
Sunland Derby
Fair Grounds – Risen Star
Aqueduct – Gotham
Fountain of Youth
The Jeff Ruby Steaks
Santa Anita Park – San Felipe
Oaklawn – Arkansas Derby
Florida Derby
Oaklawn – Rebel
Wood Memorial
35th Breeders' Cup 2018 World Championships – Breeders' Cup Juvenile
105th Louisiana Derby
El Camino Real Derby
Keeneland – Blue Grass

## Triple Crown

Triple Crown
144 Kentucky Derby
Preakness 143
Belmont Stakes 150

## Summer Season

Belmont Park – Belmont Oaks, Dwyer Stakes
Saratoga Travers 149th – August 25, 2018
Saratoga – Woodward Stakes
Del Mar

## Breeders' Cup Challenge Series & World Championships

Belmont Park – Metropolitan Handicap, Belmont Sprint, Jockey Club Gold Cup
Churchill Downs – Stephen Foster, Fleur de Lis
Saratoga – The Whitney, Sword Dancer Invitational, Spinaway Stakes
Arlington Million
Arlington – Beverly D.
Del Mar – Pacific Classic
Haskell
Keeneland – Claiborne Breeders' Futurity, Shadwell Mile, Juddmonte Spinster Stakes, Dixiana Borbon Stakes

* Not all events are listed

35th Breeders' Cup – Churchill Downs 2018 World Championships

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TwinSpires

# TwinSpires offers betting 24/7 from 16 countries


India
France
Ireland
United Kingdom
USA East
USA West
Uruguay
Argentina
Mexico
Canada
UAE
South Africa
New Zealand
S. Korea
Japan
Australia
Hong Kong
East
West
EPSOM DOWNS
Ascot
preakness
TRAVERS
WESTERN
TRENTHAM
The Hong Kong Jockey Club
3AM
4AM
5AM
6AM
7AM
8AM
9AM
10AM
11AM
12PM
1PM
2PM
3PM
4PM
5PM
6PM
7PM
8PM
9PM
10PM
11PM
12AM
1AM
2AM
Hours in EST

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We leverage data to drive user acquisition, retention and activation We have the unique ability to create once in a lifetime experiences at The Kentucky Derby TwinSpires User acquisition User acquisition User acquisition VIP Events Trophy Presentations Winner’s Toasts Behind the Scene Tours

TwinSpires

# We have a U.S.-based team with robust real-money online gaming experience

**VP Marketing**

10+ years of experience across real money and social gaming

**President**

19 years of experience in real money online gaming across sports betting, horse racing, casino, and poker verticals both B2C & B2B

Vast experience in Asia, Europe & North American gaming markets

**VP of Sportsbook**

12 years experience in marketing, retention, and optimization in sports, casino, poker, and racing

**VP of Business Development – Online Gaming**

10 years of experience across finance, corporate development, and investment banking roles

**VP of Product – Online Gaming**

18 years of experience in real money mobile and online gaming

Formerly Founder and SVP of Product and Operations at a slot vendor and Senior Online Gaming Product Manager at largest lottery company in the world

**Sr. Director of Player Services**

20 years of experience managing online gaming customer support centers

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Casino Properties

Casino Properties

# Diverse portfolio of gaming properties

## Overview

**Seven casinos and three hotels in six states**

- Six wholly owned and one joint venture
- Local brands and community connection
- Smaller bets in diverse geographic and economic environments

**BetAmerica Sportbooks opened at two Mississippi properties in August 2018**

## Key metrics[1]

$ in millions

| | |
|---|---|
| **Gaming Positions** | **~8,000** |
| **Revenue** | **$389** |
| **Adj. EBITDA** | **$168** |
| **Wholly owned casino margin** | **30.5%** |

**Industry leading margins for wholly owned casinos**

[1] 2018 TTM actuals as of 9/30/18

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Casino Properties Our casino properties’ strategic advantages Local approach Unique brands and marketing strategies Menus and offerings reflect local tastes Promotions catered to customer base Loyal player base Business intelligence analytics Utilize analytics on customer behavior to optimize customer trips and casino / food & beverage offerings Gaming floor layout and game mix optimized Central slot purchasing to leverage size Disciplined reporting and communication strategy Central marketing resource facilitates shared best practices Leverage corporate gaming expertise Regional property gaming leaders Significant overall gaming experience Stable executive leadership maintains local market focus

Casino Properties Local flavored brands create customer loyalty South Florida tropical theme Latin influence on menu and décor Employees engage customers in Spanish and English Maine mountain lodge motif Seafood and local beer focus Employee uniforms reflect more relaxed local atmosphere

After The Casino at Ocean Downs Casino Properties Corporate gaming expertise supports effective layout of gaming floors and selection of slot machines to enhance customer experience and optimize floor profitability Before

Casino Properties We have an experienced casino leadership team Proven, results driven casino leadership team focused on growing Adjusted EBITDA over the long-term Core Corporate casino leadership team has an average of ~26 years of gaming industry experience in multiple disciplines Property leaders have an average of ~19 years of gaming industry experience

Additional Growth Opportunities

Growth Opportunities – Organic Growth Organic Growth Opportunities The Kentucky Derby strategic capital investments Enhance guest experience to enable pricing differentiation for ~60,000 reserved seats Execute capital investments to enable segmentation of ~110,000 guests who do not have a reserved seat Expand Derby Week offerings and attractions Historical Racing Machines Derby City Gaming Potential Oak Grove, Kentucky facility Sports Betting and iGaming Existing brick-and-mortar casino properties and mobile Strategic market access deals

Growth Opportunities – Historical Racing Machines In 2010, Kentucky’s Horse Racing Commission enacted regulations to permit wagering on historical horse races on historical racing machine (“HRM”) terminals in Kentucky Permitted to have an HRM facility if awarded one of 9 horseracing licenses in Kentucky In October 2018, Kentucky state circuit court judge ruled that Exacta Systems historical racing machines qualify as pari-mutuel wagering and are legal in Kentucky Four HRM facilities currently exist in Kentucky Kentucky Downs opened the state’s first HRM facility in Sept. 2011 Ellis Park opened an HRM facility in 2012 Red Mile, a joint venture owned by Keeneland and Red Mile, opened an HRM facility in 2015 Derby City Gaming, owned by Churchill Downs, opened on Sept. 14, 2018 in Louisville, KY Background on Historical Racing Machines in Kentucky

Growth Opportunities – Historical Racing Machines

# What is a Historical Racing Machine?

- A historical horse racing machine is a gaming device that uses a pari-mutuel math model to approximate the gaming experience of Class II and Class III machines
- Existing Kentucky HRM facilities utilize HRM machines produced by PariMax Holdings and Exacta

Gross Commission / Day / Machine[1]

| Kentucky Historical Racing Machine Facilities | Avg. 2017 | Avg. Sept. YTD 2018 | % Change | # of Machines as of Sept. '18 |
|---|---|---|---|---|
| Ellis Park | $ 85 | $ 106 | 24.7% | 179 |
| Red Mile | $ 64 | $ 66 | 3.1% | 902 |
| Kentucky Downs | $ 211 | $ 235 | 11.4% | 753 |



- Nearest casino to Derby City Gaming is Horseshoe Indiana
  - ~ 30 to 40 minutes away from Derby City Gaming
  - ~1,586 Class III slot machines
  - Avg. Sept. YTD 2018 Gross Commission / Day / Machine[2] of $319

[1] Based on Kentucky Horse Racing Commission Minutes from October 16, 2018 meeting
[2] Based on Indiana Gaming Commission Monthly Gaming Revenue Report for September 2018

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$65 million 85,000 square feet historical racing machine (“HRM”) facility 900 historical racing machines at opening Décor pays homage to Churchill Downs Racetrack’s deep history in horse racing Center bar with large format televisions, two food venues, and outdoor gaming patio CDI partnered with Ainsworth Game Technology to build world’s most advanced HRM machines Growth Opportunities – Historical Racing Machines Derby City Gaming

Derby City Gaming Opening Day Growth Opportunities – Historical Racing Machines Key Metrics Sept. 14, 2018 – Oct. 31, 2018 Over 100,000 guests to-date Averaging over 3,300 guests per weekend day Served over 10,000 meals Over 750 new card sign-ups per day More than 38,000 customers in growing database Gross Gaming Revenue (GGR) Per Machine Daily Trends Each Week Since Grand Opening GGR Per Machine1 Weekends2 Weekdays3 Avg. $200 $128 1 GGR since Grand Opening 2 Friday - Sunday 3 Monday - Thursday October 27, 2018 highest day to date of $306

Growth Opportunities – Historical Racing Machines Applied for 2nd HRM license for Oak Grove, Kentucky facility Up to $150 million investment Land Racetrack and enclosed grandstand / multi-purpose space 3,000 person capacity amphitheater and state-of-the art equestrian center HRM facility with up to 1,500 machines 125-room hotel with event center and dining options Kentucky Horse Racing Commission set to meet by November 30, 2018 to award racing license to one of three applicants

Growth Opportunities – Sports Betting and iGaming

# Sport Betting and iGaming Opportunity

**In May 2018, the Supreme Court repealed the Professional and Amateur Sports Protection Act of 1992 ("PASPA") – effectively allowing sports betting in the U.S. on professional and amateur sports, subject to state regulation**

**Six states having enacted sports betting regulations since the repeal[1]**

| States | Est. Adult Population[2] | Sports Betting Went Live In | iGaming Went Live in |
|---|---|---|---|
| Pennsylvania | ~9.7 million | TBD | TBD |
| New Jersey | ~ 6.8 million | June 2018 | Nov. 2013 |
| Mississippi | ~ 2.2 million | Aug. 2018 | N/A |
| New Mexico | ~ 1.5 million | Oct. 2018 | N/A |
| West Virginia | ~1.4 million | Sept. 2018 | N/A |
| Rhode Island[3] | ~ 0.8 million | TBD | N/A |

**We expect a number of additional states to enact legislation to allow sports betting**

[1] As of October 31, 2018; New Mexico agreement is a tribal pact
[2] Population Distribution by Age by The Henry J. Kaiser Family Foundation, 2016
[3] State has awarded license to single operator

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Growth Opportunities – Sports Betting and iGaming

# CDI is well positioned in key states

| State | Adult Population[1] (million) | CDI Property or 3rd Party Agreement | CDI Sports Betting | CDI iGaming |
|---|---|---|---|---|
| California | ~29.5 | Card room agreement to offer online gaming business if legislation is approved | TBD | TBD |
| Florida | ~16.1 | Calder Casino | TBD | TBD |
| New York | ~15.1 | Agreement with Saratoga Casino Holdings for rights to online sports betting & iGaming until 2033 | TBD | TBD |
| Pennsylvania | ~9.7 | Acquisition of Presque Isle Downs & Casino in Erie, PA and Nemacolin management agreement from Eldorado expected to close in 4Q'18 | TBD | TBD |
| Illinois | ~9.6 | Arlington International Race Course and OTBs and acquisition of interest in Rivers Casino Des Plaines | TBD | TBD |
| Ohio | ~8.7 | Miami Valley Gaming Joint Venture | TBD | TBD |
| New Jersey | ~6.8 | Agreement with Golden Nugget Atlantic City for Sports Betting & iGaming skin | Target 4Q'18 | Target 4Q'18 |
| Maryland | ~4.5 | The Casino at Ocean Downs | TBD | TBD |
| Colorado | ~4.2 | Agreement with Saratoga Casino Holdings for rights to online sports betting & iGaming until 2033 | TBD | TBD |
| Louisiana | ~3.4 | Fair Grounds Slots and VSI and Fair Grounds Race Course | TBD | TBD |
| Kentucky | ~3.3 | Churchill Downs Racetrack | TBD | TBD |
| **Mississippi** | **~2.2** | **Harlow's and Riverwalk Casinos opened BetAmerica Sportsbooks in Aug. 2018** | **Aug. 2018** | **N/A** |
| Maine | ~1.1 | Oxford Casino | TBD | TBD |

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Growth Opportunities – M&A We have demonstrated M&A is a core discipline of our team Regional casino assets with future growth potential Well positioned competitively – existing gaming and future gaming expansion Strategic growth potential into sports betting and iGaming Accretive to free cash flow and earnings per share with returns above cost of capital Typical M&A Target Screen And, we have shown our ability to be a disciplined seller of assets Big Fish Games Calder Race Course Land Sale Purchased for $835 million2 Dec. 2014 Sold for $990 million2 Jan. 2018 > 50% levered IRR Sold 61 acres of excess land for $26.5 million or $434k per acre1 Used like-kind-exchange to permanently defer $14 million of gain on sale through purchase of property at Churchill Downs 1 Excluding real estate commissions paid 2 Gross, prior to settlement of working capital adjustments and transaction costs Saratoga – New York and Colorado Swapped 25% equity ownership in Saratoga – New York and Colorado for remaining 50% equity ownership in Ocean Downs Casino Retained rights to online sports betting and iGaming if regulation allows in the future

Growth Opportunities – M&A

# Targeting 1Q'19 close pending PA Gaming Commission Approval

## Presque Isle Casino

**Purchase price of $179 million**

- 8.8x property TTM EBITDA[1], net of cash acquired
- Immediately accretive to EPS

**On a 272 acre site in Erie, Pennsylvania**

- Opened in Feb. 2007
- Operates ~1,600 slot machines, 32 table games and a 7 table poker room in 153,400 sq. ft. facility
- Conducts ~100 live thoroughbred race dates each year

**Potential sports betting / iGaming upside**

- Applied for interactive gaming license on August 10, 2018

## Nemacolin

**Agreed to pay $100,000 for:**

- Management agreement to operate casino until July 2023
- All fixed assets (e.g. slot machines and table games)

**Located ~1 mile from Nemacolin Woodlands Resort's main entrance in Farmington, PA**

- Opened in July 2013
- Operates ~600 slot machines, 29 table games and a casual dining restaurant and lounge

[1] Based on TTM EBITDA as of June 30, 2018

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Churchill Downs

Growth Opportunities – M&A Rivers Casino Transaction Transaction Summary Will acquire at least 50.1% of Midwest Gaming Holdings, LLC (“Midwest Gaming”), the parent company of Rivers Casino Des Plaines (“Rivers Casino”), in Des Plaines, Illinois Property includes 44,000-square-foot single-level gaming floor with 1,000 slot machines and 55 table games (1,200 positions total); seven dining and entertainment options; and a multi-functional event center Favorably positioned for online sports betting / iGaming upside should Illinois permit those activities CDI and High Plaines Gaming, LLC (“High Plaines”), an affiliate of Rush Street Gaming, LLC, will share equally in the governance of Midwest Gaming Purchase price of ~$326 million for 50.1% ownership Based on enterprise-wide valuation of Midwest Gaming of $1.45 billion Reflects a multiple of ~11.25x on the property’s trailing 12 months Adjusted EBITDA Transaction will be funded through CDI’s existing credit facility and / or additional Term Loan B or notes issuance in early 2019 CDI will receive periodic distributions from Midwest Gaming Annual priority distributions of 2% of Midwest Gaming’s annual gross revenue split 50/50 between CDI and High Plaines Quarterly pro rata tax distributions at highest applicable U.S. individual federal tax rate plus the higher of California or New York individual state tax rates Other distributions (to extent allowed under new credit facility covenants) made pro rata based on ownership Expect to close in the 1st half of 2019

Growth Opportunities – M&A Rivers Casino Transaction Transaction Summary of Execution Steps CDI will purchase Clairvest Group Inc. (“Clairvest”) interests in Midwest Gaming for ~$291 million Equity holders of Casino Investors, LLC (“Casino Investors”) and High Plaines have tag-along rights to sell their interests to CDI on the same terms between signing and closing, with CDI’s obligation to purchase capped at $500 million Immediately after closing Midwest Gaming will use ~$300 million of proceeds of new debt funding to redeem interests held by Casino Investors and High Plaines New debt funding will be executed subject to Illinois Gaming Board approval $650 million amended and extended Revolving Credit and Term Loan Agreement (“Senior Credit Facility”) signed at announcement of transaction $200 million mezzanine debt placed between signing and closing Existing debt of ~$500 million will be paid off and $50 million of Senior Credit facility will remain unfunded ~$300 million less new credit facility transaction costs will be used to redeem non-CDI interests and therefore increase CDI’s ownership interest If the interests purchased from Clairvest and interests purchased from other equity holders through the tag-along rights does not provide CDI at least 50.1% ownership of Midwest Gaming after giving proforma effect to the redemption, then High Plaines and Casino Investors will sell CDI additional interests to get CDI to at least 50.1% ownership of Midwest Gaming

Growth Opportunities – M&A Rivers Casino Transaction Strategic Rationale Investment in premier gaming property With stable, predictable cash flows In unparalleled location in the Chicagoland market Attractive return on investment and accretive to free cash flow and EPS Potential upside if Illinois ultimately grants access to online casino gaming and sports betting to brick-and-mortar casino license holders Strategic partner with successful track record of profitably investing in and managing gaming assets

Growth Opportunities – Calder Opportunity Calder Race Course and Casino Opportunity 170 acres of land remaining in Miami Gardens, Florida with casino and racetrack Near the Hard Rock Stadium, home of the Miami Dolphins In Nov. 2016, we closed the sale of 61 acres of excess real estate at Calder Race Course for $26.5 million or $434k per acre1 Agreement with The Stronach Group to operate and manage Calder’s racetrack and live horseracing under Calder’s racing permits until Dec. 31, 2020 Obtained Jai Alai license and 2019 event dates and are in process of building a Jai Alai facility on the property In Oct. 2018, the Florida Department of Business and Professional Regulation’s Division of Pari-Mutuel Wagering granted Calder’s petition for a declaratory statement that it can maintain its “eligible facility” status to operate slot machine gaming by operating a full schedule of jai alai performances 1 Excluding real estate commissions paid 1 Excluding real estate commissions paid

Financial Highlights and Insights

15% CAGR Double-digit growth driven by organic investments and strategic acquisitions $ in millions Note: Audited financials excluding Big Fish Games. Revenues from Casino JV’s excluded from total CDI Revenues. 12% CAGR Financial Highlights $ in millions 3Q’18 YTD Financial Performance From Continuing Operations Revenue Adjusted EBITDA

Financial Highlights CDI has generated $32 million of growth in cash flow from operations excluding Big Fish / unusuals year-to-date 2018 $56 $4 $(33) $(37) Add back Big Fish cash flow from operations (incl. earn-out payments) 2017 $167 $130 2018 $135 $162 Cash Flow From Operations

Financial Insights Capital management philosophy based on creating long-term shareholder value Maintain broad and expedient access to the capital markets Engage in open and active dialogue with rating agencies and institutional investors Investments focused on creating long-term shareholder value Invest in organic investments to expand offerings in high growth areas with returns above cost of capital Pursue strategic acquisitions Dividends are considered annually by the Board of Directors based on the health of the Company Opportunistic share repurchases dependent upon free cash flow generation, leverage levels and other investment opportunities to grow the business

Financial Insights Derby investments provide strong returns creating long-term shareholder value Built in 2013 $4.6 million investment < 3 year payback Return Profile Renovated in 2016 $18.4 million investment < 5 year payback Return Profile Built in 2015 $4.3 million investment < 5 year payback Return Profile The Mansion Winners’ Circle Suites and Courtyard Turf Club / Stakes Room

Financial Insights Targeted casino investments enhance existing properties and provide favorable returns Opened Dec. 2017 $18 million investment < 3 year payback Return Profile Opened Nov. 2017 $27 million investment < 6 year payback Return Profile Purchased Aug. 2017 $13 million investment < 2 year payback Return Profile Opened Oct. 2017 $5 million investment < 2 year payback Return Profile Ocean Downs Expansion Ocean Downs Slot Floor Purchase Oxford Hotel & Floor Expansion Miami Valley Gaming Expansion

CDI has returned nearly $1 billion of capital to shareholders over the last 5 years Financial Insights 2019 will be the 8th consecutive increase in the dividend per share $97 million paid to shareholders in dividends over the last 5 years Dividends Share Repurchases Returned $899 million to shareholders through share repurchases over the last 5 years Includes $500 million repurchased with a portion of the Big Fish Games sale proceeds through a Dutch Auction in February 2018

Financial Insights Eighth consecutive year of growth in dividends Board of Directors declared dividend of $1.63 per share (+ 7.2%) on October 30, 2018 Record date of December 7, 2018 Payment date of January 4, 2019 Note there were no dividends paid during fiscal year 2013 as there were 2 payments made in 2012 (1/23/2012 and 12/21/2012). The second dividend payment has been included in 2013 for comparability Dividends Per Share

Reauthorized $300 million share repurchase program Financial Insights Includes $78 million remaining on prior $150 million share repurchase program from April 2017 Rationale: We believe in CDI’s long term growth prospects and ability to finance its growth initiatives Viewed as tax efficient way to return capital to our shareholders Accretive to earnings per share Offsets dilution from equity compensation plans Reflects our commitment to efficiently return capital to shareholders unless there are other more attractive growth opportunities

Board of Directors has approved a 3-for-1 Stock Split and proportionate increase in the number of authorized shares Financial Insights Record Date – January 11, 2019 Distribution Date – January 25, 2019 Trade at new post-split price – January 28, 2019 Rationale Enable CDI’s stock to be more accessible to investors Potentially increase the transparency and liquidity of CDI’s stock We believe in CDI’s long-term growth prospects Key Dates

Questions and Answers

Closing Remarks

Appendix

Definitions of Non-GAAP Financial Measures The Company uses non-GAAP measures, including EBITDA (earnings before interest, taxes, depreciation and amortization) and Adjusted EBITDA. We believe that the use of Adjusted EBITDA as a key performance measure of results of operations enables management and investors to evaluate and compare from period to period our operating performance in a meaningful and consistent manner. Our chief operating decision maker utilizes Adjusted EBITDA to evaluate segment performance, develop strategy and allocate resources. Adjusted EBITDA is a supplemental measure of our performance that is not required by, or presented in accordance with, GAAP. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net income (as determined in accordance with GAAP) as a measure of our operating results.

Definitions of Non-GAAP Financial Measures Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, adjusted for the following: Adjusted EBITDA includes our portion of the EBITDA from our equity investments. Adjusted EBITDA excludes: Transaction expense, net which includes: Acquisition and disposition related charges, including fair value adjustments related to earnouts and deferred payments; and Other transaction expense, including legal, accounting and other deal-related expense; Stock-based compensation expense; Asset impairments; Gain on Ocean Downs/Saratoga Transaction; Gain on Calder land sale; Calder exit costs; Loss on extinguishment of debt; Pre-opening expense; and Other charges, recoveries and expenses

Reconciliation from GAAP to Non-GAAP Financial Measures Reconciliation of Comprehensive Income to Adjusted EBITDA

Reconciliation from GAAP to Non-GAAP Financial Measures Reconciliation of Comprehensive Income to Adjusted EBITDA

Reconciliation from GAAP to Non-GAAP Financial Measures Reconciliation of Comprehensive Income to Adjusted EBITDA

Reconciliation from GAAP to Non-GAAP Financial Measures Reconciliation of Comprehensive Income to Adjusted EBITDA